Boston Private Financial Holdings, Inc. Reports First Quarter 2017 Results
First Quarter Highlights:

•	Net Interest Income Growth: Net Interest Income increased 8% year-over-year and 4% linked quarter to $53.6 million, while the Net Interest Margin expanded to 2.94% from 2.88% in the previous quarter.

•	Deposit and Loan Growth: Average Total Deposits increased 7% year-over-year to $6.3 billion, and Average Total Loans increased 10% year-over-year to $6.2 billion.

•	Assets Under Management: Total Assets Under Management/Advisory (“AUM”) increased 7% year-over-year and 4% linked quarter to $28.7 billion. The company experienced net flows of $267 million.

•	Provision Credit: During the first quarter, the Company recorded a provision credit of $0.2 million.
Boston, MA - April 26, 2017 - Boston Private Financial Holdings, Inc. (NASDAQ: BPFH) (the “Company” or “BPFH”) today reported first quarter 2017 GAAP Net Income Attributable to the Company of $15.7 million, compared to $17.6 million for the fourth quarter of 2016 and $18.0 million for the first quarter of 2016. First quarter 2017 diluted earnings per share were $0.17, compared to $0.19 in the fourth quarter of 2016, and $0.21 in the first quarter of 2016.
“We are encouraged by the Company's stronger growth to start 2017," said Clayton G. Deutsch, CEO. "The Private Bank generated strong deposit and loan growth that translated into meaningful Net Interest Income growth and Net Interest Margin expansion, while our market-linked fee businesses all experienced AUM growth. We also front-loaded the year with stepped up business development hiring and technology investment. At the same time, we are focused on taking action to improve long-term earnings performance and increase shareholder value."

Core Fees and Income/Assets Under Management
Core Fees and Income for the first quarter were $36.3 million, a 6% decrease linked quarter primarily due to Investment Management performance fees received in the fourth quarter. It also represents a 4% decrease year-over-year, primarily reflecting lower Other Banking Fee Income as a result of decreased swap fee income.
AUM was $28.7 billion at the end of the first quarter, an increase of 4% from the previous quarter and 7% year-over-year. The Company experienced net flows of $267 million during the first quarter, compared to negative $176 million and negative $761 million in the fourth quarter of 2016 and first quarter of 2016, respectively. During the first quarter, net flows by segment were $34 million for Wealth Management & Trust, negative $30 million for Investment Management, and $263 million for Wealth Advisory.
Net Interest Income
Net Interest Income for the first quarter was $53.6 million, an increase of 4% from $51.5 million for the fourth quarter of 2016 and an increase of 8% from $49.9 million for the first quarter of 2016.  The current quarter includes $0.3 million of interest recovered on previous nonaccrual loans compared to $0.4 million for the fourth quarter of 2016 and $1.1 million for the first quarter of 2016. Excluding interest recovered on previous nonaccrual loans, Net Interest Income on an FTE basis increased 4% linked quarter and 10% year-over-year.
Net Interest Margin was 2.94% for the first quarter of 2017, an increase of 6 basis points from the fourth quarter of 2016 and a decrease of 2 basis points from the first quarter of 2016. Excluding interest recovered on previous nonaccrual loans, Net Interest Margin for the first quarter was 2.92%, an increase of 6 basis points from the fourth quarter of 2016 and an increase of 2 basis points from the first quarter of 2016.

Total Operating Expense
Total Operating Expense for the first quarter of 2017 was $68.8 million, down 4% from $71.8 million for the fourth quarter of 2016, which was elevated primarily due to a goodwill impairment charge. On a year-over-year basis, Total Operating Expense increased 3% from $66.7 million. Increased expenses during the quarter reflect seasonal compensation expense and staff additions, in addition to a vacation policy change intended to reduce future expenses.
Provision and Asset Quality
The Company recorded a provision credit of $0.2 million for the first quarter of 2017, compared to a provision credit of $1.1 million for the fourth quarter of 2016 and $3.1 million for the first quarter of 2016. The provision credit in the first quarter of 2017 was due to net recoveries and declining loss factors, partially offset by an increase in loan volume and an increase in Criticized loans.
Criticized Loans increased 14% linked quarter but declined 19% year-over-year to $135 million. Nonaccrual Loans (“Nonaccruals”) increased 21% to $20.9 million on a linked quarter basis. On a year-over-year basis, Nonaccruals decreased 14% from $24.4 million. As a percentage of Total Loans, Nonaccruals were 34 basis points at March 31, 2017, up 6 basis points compared to December 31, 2016, and down 9 basis points from March 31, 2016.
Additional credit metrics are listed below:

(In millions)	March 31, 2017	December 31, 2016	September 30, 2016	June 30, 2016	March 31, 2016
Total Criticized Loans	$135.1	$118.5	$158.8	$150.7	$166.9
Total Loans 30-89 Days Past Due and Accruing (13)	$28.7	$15.1	$4.6	$7.6	$8.3
Total Net Loans (Charged-off)/ Recovered	$0.1	$1.5	$2.1	$1.9	$1.1
Allowance for Loan Losses/ Total Loans	1.25%	1.28%	1.32%	1.32%	1.35%
Capital Ratios
Capital ratios are listed below:

	March 31, 2017	December 31, 2016	September 30, 2016	June 30, 2016	March 31, 2016
BPFH Ratios:
Total Risk-Based Capital *	13.8%	13.9%	14.0%	14.0%	14.0%
Tier I Risk-Based Capital *	12.6%	12.6%	12.7%	12.7%	12.7%
Tier I Leverage Capital *	9.2%	9.4%	9.5%	9.6%	9.5%
TCE/TA (4)	7.0%	7.1%	7.4%	7.4%	7.3%
Tier I Common Equity/ Risk Weighted Assets *	10.0%	10.0%	10.0%	10.0%	9.9%
*March 31, 2017 information is presented based on estimated data.

Dividend Payments
Concurrent with the release of first quarter 2017 earnings, the Board of Directors of the Company declared a cash dividend to common shareholders of $0.11 per share. The record date for this dividend is May 10, 2017, and the payment date is May 19, 2017.
The Board of Directors of the Company also declared a cash dividend to holders of the Non-Cumulative Perpetual Preferred Stock, Series D of $17.375 per share, which will result in a dividend of $0.434375 per depositary share. The record date for this dividend is May 15, 2017, and the payment date is June 15, 2017.
Non-GAAP Financial Measures
The Company uses certain non-GAAP financial measures, such as tangible book value per share; the TCE/TA ratio; return on average common equity; return on average tangible common equity; pre-tax, pre-provision earnings; total operating expense excluding intangibles, goodwill impairment, and restructuring; the efficiency ratio (FTE basis); the efficiency ratio (FTE basis) excluding amortization of intangibles, goodwill impairment, and restructuring; net income attributable to the Company excluding notable items; diluted earnings per share excluding notable items; and Net Interest Income and Net Interest Margin excluding interest recovered on previous nonaccrual loans; to provide information for investors to effectively analyze financial trends of ongoing business activities, and to enhance comparability with peers across the financial sector.  A detailed reconciliation table of the Company's GAAP to the non-GAAP measures is attached.
Conference Call
Management will hold a conference call at 8 a.m. Eastern Time on Thursday, April 27, 2017, to discuss the financial results, business highlights and outlook. To access the call:
Dial In #: (888) 317-6003
Elite Entry Number: 1881216

Replay Information:
Available from April 27, 2017 at 12 noon until May 4, 2017
Dial In #: (877) 344-7529
Conference Number: 10104405
The call will be simultaneously webcast and may be accessed on www.bostonprivate.com

Boston Private Financial Holdings, Inc.
Boston Private Financial Holdings, Inc. is a national financial services organization that owns Wealth Management and Private Banking affiliates with offices in Boston, New York, Los Angeles, San Francisco, San Jose, Florida, and Wisconsin. The Company has total assets of approximately $8 billion, and manages over $28 billion of client assets.
The Company positions its affiliates to serve the high net worth marketplace with high quality products and services of unique appeal to private clients. The Company also provides strategic oversight and access to resources, both financial and intellectual, to support affiliate management, marketing, compliance and legal activities. (NASDAQ: BPFH)
For more information about BPFH, visit the Company's website at www.bostonprivate.com.
Forward-Looking Statements
Certain statements in this press release that are not historical facts may constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and are intended to be covered by the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements involve risks and uncertainties. These statements include, among others, statements regarding our strategy, evaluations of future interest rate trends and liquidity, prospects for growth in assets, and prospects for overall results over the long term. You should not place undue reliance on our forward-looking statements. You should exercise caution in interpreting and relying on forward-looking statements because they are subject to significant risks, uncertainties and other factors which are, in some cases, beyond the Company's control. Forward-looking statements are based on the current assumptions and beliefs of management and are only expectations of future results. The Company's actual results could differ materially from those projected in the forward-looking statements as a result of, among other factors, adverse conditions in the capital and debt markets and the impact of such conditions on the Company's private banking, investment management and wealth advisory activities; changes in interest rates; competitive pressures from other financial institutions; the effects of weakness in general economic conditions on a national basis or in the local markets in which the Company operates; changes in loan defaults and charge-off rates; changes in the value of securities and other assets, adequacy of loan loss reserves, or decreases in deposit levels necessitating increased borrowing to fund loans and investments; changes in government regulation; the risk that goodwill and intangibles recorded in the Company's financial statements will become impaired; the risk that the Company's deferred tax asset may not be realized; risks related to the identification and implementation of acquisitions, dispositions and restructurings; changes in assumptions used in making such forward-looking statements; and the other risks and uncertainties detailed in the Company's Annual Report on Form 10-K and updated by the Company's Quarterly Reports on Form 10-Q and other filings submitted to the Securities and Exchange Commission. Forward-looking statements speak only as of the date on which they are made. The Company does not undertake any obligation to update any forward-looking statement to reflect circumstances or events that occur after the date the forward-looking statement is made.
Note to Editors:
Boston Private Financial Holdings, Inc. is not to be confused with Boston Private Bank & Trust Company. Boston Private Bank & Trust Company is a wholly-owned subsidiary of BPFH. The information reported in this press release is related to the performance and results of BPFH.
###
CONTACT:
Adam Bromley
(617) 912-4386
abromley@bostonprivate.com

Boston Private Financial Holdings, Inc.
Selected Financial Data (Unaudited)

	March 31, 2017	December 31, 2016	September 30, 2016	June 30, 2016	March 31, 2016
	(In thousands, except share and per share data)
Assets:
Cash and cash equivalents	$165,186	$106,557	$67,631	$126,167	$113,946
Investment securities available-for-sale	1,256,208	1,264,132	1,249,578	1,191,523	1,151,529
Investment securities held-to-maturity	98,424	93,079	98,881	105,297	111,337
Stock in Federal Home Loan Banks	50,133	44,077	36,084	44,374	34,202
Loans held for sale	350	3,464	5,316	4,677	5,383
Total loans	6,250,217	6,114,354	5,869,498	5,751,497	5,658,181
Less: Allowance for loan losses	78,031	78,077	77,669	75,753	76,427
Net loans	6,172,186	6,036,277	5,791,829	5,675,744	5,581,754
Other real estate owned (“OREO”)	—	1,690	1,800	2,042	98
Premises and equipment, net	32,974	31,827	32,089	31,752	31,575
Goodwill	142,554	142,554	152,082	152,082	152,082
Intangible assets, net	25,299	26,725	28,267	29,836	31,422
Fees receivable	12,230	13,400	11,185	11,129	11,041
Accrued interest receivable	20,790	20,479	18,062	18,061	17,590
Deferred income taxes, net	53,686	55,460	39,319	36,942	43,164
Other assets	185,100	130,753	149,427	149,975	128,540
Total assets	$8,215,120	$7,970,474	$7,681,550	$7,579,601	$7,413,663
Liabilities:
Deposits	$6,246,620	$6,085,146	$5,812,243	$5,536,092	$5,786,860
Deposits held for sale	—	—	105,788	110,558	—
Securities sold under agreements to repurchase	67,249	59,624	77,466	43,304	63,182
Federal funds purchased	—	80,000	125,000	180,000	40,000
Federal Home Loan Bank borrowings	885,445	734,205	522,681	678,012	523,953
Junior subordinated debentures	106,363	106,363	106,363	106,363	106,363
Other liabilities	110,310	119,683	134,322	135,289	114,222
Total liabilities	7,415,987	7,185,021	6,883,863	6,789,618	6,634,580
Redeemable Noncontrolling Interests (“RNCI”)	17,232	16,972	16,199	15,843	16,938
Shareholders’ Equity:
Preferred stock, $1.00 par value; authorized: 2,000,000 shares	47,753	47,753	47,753	47,753	47,753
Common stock, $1.00 par value; authorized: 170,000,000 shares	84,134	83,732	83,195	83,380	83,024
Additional paid-in capital	602,748	597,454	597,209	597,989	599,825
Retained earnings	53,510	47,929	39,415	28,985	21,740
Accumulated other comprehensive income/ (loss)	(10,237)	(12,548)	10,134	12,654	6,687
Total Company’s shareholders’ equity	777,908	764,320	777,706	770,761	759,029
Noncontrolling interests	3,993	4,161	3,782	3,379	3,116
Total shareholders’ equity	781,901	768,481	781,488	774,140	762,145
Total liabilities, redeemable noncontrolling interests and shareholders’ equity	$8,215,120	$7,970,474	$7,681,550	$7,579,601	$7,413,663

Boston Private Financial Holdings, Inc.
Selected Financial Data (Unaudited)

	Three Months Ended
	March 31, 2017	December 31, 2016	September 30, 2016	June 30, 2016	March 31, 2016
Interest and dividend income:	(In thousands, except share and per share data)
Loans	$53,636	$51,499	$50,074	$49,731	$50,046
Taxable investment securities	1,670	1,592	1,537	1,507	1,594
Non-taxable investment securities	1,606	1,520	1,444	1,400	1,390
Mortgage-backed securities	3,504	3,290	3,079	2,982	3,065
Federal funds sold and other	600	508	469	405	507
Total interest and dividend income	61,016	58,409	56,603	56,025	56,602
Interest expense:
Deposits	4,531	4,152	4,163	4,075	4,182
Federal Home Loan Bank borrowings	2,111	1,987	1,929	2,139	1,953
Junior subordinated debentures	671	674	591	584	578
Repurchase agreements and other short-term borrowings	61	77	49	58	10
Total interest expense	7,374	6,890	6,732	6,856	6,723
Net interest income	53,642	51,519	49,871	49,169	49,879
Provision/ (credit) for loan losses	(181)	(1,128)	(138)	(2,535)	(3,133)
Net interest income after provision/ (credit) for loan losses	53,823	52,647	50,009	51,704	53,012
Fees and other income:
Investment management fees	10,839	12,408	10,717	10,627	10,658
Wealth advisory fees	12,823	12,568	12,750	12,551	12,712
Wealth management and trust fees	10,826	11,031	10,826	11,208	10,916
Other banking fee income	1,694	2,387	3,447	2,982	3,233
Gain on sale of loans, net	138	105	156	197	209
Total core fees and income	36,320	38,499	37,896	37,565	37,728
Gain/ (loss) on sale of investments, net	19	2	273	245	1
Gain/ (loss) on OREO, net	(46)	(110)	137	—	280
Gain on sale of offices	—	2,862	—	—	—
Other	213	2,705	1,706	(1,015)	13
Total other income	186	5,459	2,116	(770)	294
Operating expense:
Salaries and employee benefits	45,825	39,669	40,924	40,614	42,560
Occupancy and equipment	10,649	10,039	9,521	9,928	9,587
Professional services	3,314	2,756	2,290	3,015	3,515
Marketing and business development	1,660	2,022	1,623	1,811	2,170
Contract services and data processing	1,580	1,743	1,865	1,737	1,679
Amortization of intangibles	1,426	1,542	1,568	1,586	1,586
Impairment of goodwill	—	9,528	—	—	—
FDIC insurance	766	727	722	1,015	1,020
Restructuring	—	—	—	905	1,112
Other	3,560	3,817	3,157	4,120	3,480
Total operating expense	68,780	71,843	61,670	64,731	66,709
Income before income taxes	21,549	24,762	28,351	23,768	24,325
Income tax expense	6,553	7,247	8,652	7,626	7,438
Net income from continuing operations	14,996	17,515	19,699	16,142	16,887
Net income from discontinued operations (1)	1,632	1,184	1,047	1,245	2,065
Net income before attribution to noncontrolling interests	16,628	18,699	20,746	17,387	18,952
Less: Net income attributable to noncontrolling interests	966	1,147	1,110	989	911
Net income attributable to the Company	$15,662	$17,552	$19,636	$16,398	$18,041

Boston Private Financial Holdings, Inc.
Selected Financial Data (Unaudited)

	Three Months Ended
PER SHARE DATA:	March 31, 2017	December 31, 2016	September 30, 2016	June 30, 2016	March 31, 2016
	(In thousands, except share and per share data)
Calculation of Income for EPS:
Net income attributable to the Company	$15,662	$17,552	$19,636	$16,398	$18,041
Adjustments to Net Income Attributable to the Company to arrive at Net Income Attributable to Common Shareholders, treasury stock method (2)	(1,166)	(1,798)	(1,006)	(970)	(289)
Net Income Attributable to the Common Shareholders, treasury stock method	$14,496	$15,755	$18,630	$15,428	$17,752

End of Period Common Shares Outstanding	84,134,104	83,731,769	83,194,714	83,380,426	83,023,755

Weighted Average Shares Outstanding:
Weighted average basic shares outstanding	81,951,179	81,217,391	81,301,499	81,236,809	81,301,499
Weighted average diluted shares outstanding (3)	84,560,918	83,438,137	83,562,283	83,519,939	83,279,866

Diluted Total Earnings per Share	$0.17	$0.19	$0.22	$0.18	$0.21

Boston Private Financial Holdings, Inc.
Selected Financial Data (Unaudited)

(In thousands, except per share data)	March 31, 2017	December 31, 2016	September 30, 2016	June 30, 2016	March 31, 2016
FINANCIAL DATA:
Book Value Per Common Share	$8.73	$8.61	$8.82	$8.71	$8.60
Tangible Book Value Per Share (4)	$6.73	$6.59	$6.65	$6.53	$6.39
Market Price Per Share	$16.40	$16.55	$12.83	$11.78	$11.45

ASSETS UNDER MANAGEMENT AND ADVISORY:
Wealth Management and Trust	$7,260,000	$7,008,000	$7,334,000	$7,313,000	$7,137,000
Investment Managers	10,907,000	10,571,000	10,176,000	10,006,000	9,838,000
Wealth Advisory	10,579,000	9,989,000	10,028,000	9,974,000	9,857,000
Less: Inter-company Relationship	(11,000)	(11,000)	(11,000)	(17,000)	(21,000)
Total Assets Under Management and Advisory	$28,735,000	$27,557,000	$27,527,000	$27,276,000	$26,811,000

FINANCIAL RATIOS:
Total Equity/ Total Assets	9.52%	9.64%	10.17%	10.21%	10.28%
Tangible Common Equity/ Tangible Assets (4)	7.04%	7.07%	7.38%	7.36%	7.34%
Tier I Common Equity/ Risk Weighted Assets (4)	9.97%	10.00%	10.02%	9.95%	9.92%
Allowance for Loan Losses/ Total Loans	1.25%	1.28%	1.32%	1.32%	1.35%
Allowance for Loan Losses/ Nonaccrual Loans	373%	451%	471%	395%	314%
Return on Average Assets - Three Months Ended (Annualized)	0.79%	0.89%	1.03%	0.88%	0.99%
Return on Average Common Equity - Three Months Ended (Annualized) (5)	8.26%	9.07%	10.20%	8.68%	9.84%
Return on Average Tangible Common Equity - Three Months Ended (Annualized) (5)	11.43%	12.75%	14.30%	12.43%	14.11%
Efficiency Ratio - Three Months Ended (6)	72.45%	61.87%	65.04%	70.41%	70.87%

DEPOSIT DETAIL:
Demand deposits (noninterest-bearing)	$1,772,854	$1,753,648	$1,770,631	$1,636,273	$1,609,668
NOW	620,280	578,657	557,482	547,777	565,395
Savings	74,293	74,162	73,480	70,553	76,019
Money market	3,176,472	3,102,048	2,879,952	2,771,080	2,959,328
Certificates of deposit	602,721	576,631	530,698	510,409	576,450
Total Deposits	$6,246,620	$6,085,146	$5,812,243	$5,536,092	$5,786,860

Boston Private Financial Holdings, Inc.
Selected Financial Data (Unaudited)

	Average Balance			Interest Income/Expense			Average Yield/Rate
(In thousands)	Three Months Ended			Three Months Ended			Three Months Ended
AVERAGE BALANCE SHEET:	03/31/17	12/31/16	03/31/16	03/31/17	12/31/16	03/31/16	03/31/17	12/31/16	03/31/16
AVERAGE ASSETS
Interest-Earning Assets:
Cash and Investments:
Taxable investment securities	$395,728	$375,913	$392,579	$1,670	$1,592	$1,594	1.69%	1.69%	1.63%
Non-taxable investment securities (9)	295,015	285,330	262,227	2,471	2,338	2,138	3.35%	3.28%	3.26%
Mortgage-backed securities	672,683	679,644	564,826	3,504	3,290	3,065	2.08%	1.94%	2.17%
Federal funds sold and other	160,001	130,740	185,253	600	508	507	1.51%	1.53%	1.08%
Total Cash and Investments	1,523,427	1,471,627	1,404,885	8,245	7,728	7,304	2.17%	2.10%	2.08%
Loans (10):
Commercial and Industrial (9)	983,697	1,110,268	1,065,614	9,303	10,892	10,920	3.78%	3.84%	4.05%
Commercial Real Estate (9)	2,324,367	2,109,601	1,859,557	23,544	21,153	19,797	4.05%	3.92%	4.21%
Construction and Land	113,963	96,242	174,867	1,244	1,018	1,648	4.36%	4.14%	3.73%
Residential	2,424,772	2,350,644	2,229,680	18,991	17,999	17,302	3.13%	3.06%	3.10%
Home Equity	117,702	117,985	119,349	1,089	1,050	1,082	3.75%	3.54%	3.65%
Other Consumer	192,136	188,908	157,508	1,420	1,323	965	3.00%	2.79%	2.47%
Total Loans	6,156,637	5,973,648	5,606,575	55,591	53,435	51,714	3.61%	3.53%	3.66%
Total Earning Assets	7,680,064	7,445,275	7,011,460	63,836	61,163	59,018	3.33%	3.25%	3.35%
LESS: Allowance for Loan Losses	78,122	79,440	80,273
Cash and due From Banks (Non-Interest Bearing)	41,469	39,133	39,943
Other Assets	398,751	427,545	420,909
TOTAL AVERAGE ASSETS	$8,042,162	$7,832,513	$7,392,039
AVERAGE LIABILITIES, RNCI, AND SHAREHOLDERS' EQUITY
Interest-Bearing Liabilities:
Interest-Bearing Deposits (10):
NOW	$576,915	$567,538	$542,617	$110	$126	$87	0.08%	0.09%	0.06%
Savings	75,123	76,033	75,433	18	18	23	0.10%	0.09%	0.12%
Money Market	3,213,092	2,969,292	3,055,242	3,122	2,807	2,902	0.39%	0.38%	0.38%
Certificates of Deposit	589,900	563,045	578,310	1,281	1,201	1,170	0.88%	0.85%	0.81%
Total Interest-Bearing Deposits (14)	4,455,030	4,175,908	4,251,602	4,531	4,152	4,182	0.41%	0.40%	0.40%
Junior Subordinated Debentures	106,363	106,363	106,363	671	674	578	2.52%	2.48%	2.15%
FHLB Borrowings and Other	726,978	742,247	524,892	2,172	2,064	1,963	1.19%	1.09%	1.48%
Total Interest-Bearing Liabilities	5,288,371	5,024,518	4,882,857	7,374	6,890	6,723	0.56%	0.54%	0.55%
Noninterest Bearing Demand Deposits (10) (14)	1,843,830	1,870,130	1,621,666
Payables and Other Liabilities	117,132	140,006	110,959
Total Average Liabilities	7,249,333	7,034,654	6,615,482
Redeemable Noncontrolling Interests	18,578	20,393	21,157
Average Shareholders' Equity	774,251	777,466	755,400
TOTAL AVERAGE LIABILITIES, RNCI, AND SHAREHOLDERS' EQUITY	$8,042,162	$7,832,513	$7,392,039
Net Interest Income - on a Fully Taxable Equivalent Basis (FTE)				$56,462	$54,273	$52,295
LESS: FTE Adjustment (9)				2,820	2,754	2,416
Net Interest Income (GAAP Basis)				$53,642	$51,519	$49,879
Interest Rate Spread							2.77%	2.71%	2.80%
Bank only Net Interest Margin							2.98%	2.91%	3.01%
Net Interest Margin							2.94%	2.88%	2.96%

Boston Private Financial Holdings, Inc.
Selected Financial Data (Unaudited)

(In thousands)	March 31, 2017	December 31, 2016	September 30, 2016	June 30, 2016	March 31, 2016
LOAN DATA (11):
Other Commercial and Industrial Loans:
New England	$458,687	$493,451	$461,201	$428,515	$457,520
San Francisco Bay Area	55,289	50,578	59,936	64,762	66,629
Southern California	66,378	67,341	67,583	66,379	68,640
Total Other Commercial and Industrial Loans	$580,354	$611,370	$588,720	$559,656	$592,789
Commercial Tax Exempt Loans:
New England	$318,137	$317,691	$263,418	$260,739	$268,270
San Francisco Bay Area	79,517	69,064	69,366	51,462	51,756
Southern California	11,778	11,849	11,918	11,986	12,053
Total Commercial Tax Exempt Loans	$409,432	$398,604	$344,702	$324,187	$332,079
Total Commercial and Industrial Loans	$989,786	1,009,974	933,422	883,843	924,868
Commercial Real Estate Loans:
New England	$1,017,565	$1,012,284	$987,758	$923,035	$940,149
San Francisco Bay Area	686,019	637,042	611,224	633,735	611,461
Southern California	665,043	652,918	621,336	579,616	519,012
Total Commercial Real Estate Loans	$2,368,627	$2,302,244	$2,220,318	$2,136,386	$2,070,622
Construction and Land Loans:
New England	$58,737	$47,434	$56,268	$90,408	$106,258
San Francisco Bay Area	28,148	29,629	26,400	36,808	35,281
Southern California	30,122	27,776	16,028	15,333	25,135
Total Construction and Land Loans	$117,007	$104,839	$98,696	$142,549	$166,674
Residential Loans:
New England	$1,508,138	$1,456,592	$1,409,385	$1,385,102	$1,361,547
San Francisco Bay Area	474,294	473,102	476,986	470,694	463,645
Southern California	481,184	450,167	429,719	424,320	391,683
Total Residential Loans	$2,463,616	$2,379,861	$2,316,090	$2,280,116	$2,216,875
Home Equity Loans:
New England	$80,904	$87,280	$90,592	$91,728	$84,693
San Francisco Bay Area	26,006	25,129	23,826	26,714	26,134
Southern California	7,626	6,408	6,851	7,044	7,980
Total Home Equity Loans	$114,536	$118,817	$121,269	$125,486	$118,807
Other Consumer Loans:
New England	$175,096	$186,680	$167,140	$166,998	$145,450
San Francisco Bay Area	17,163	7,517	6,764	8,299	8,347
Southern California	4,386	4,422	5,799	7,820	6,538
Total Other Consumer Loans	$196,645	$198,619	$179,703	$183,117	$160,335
Total Loans:
New England	$3,617,264	$3,601,412	$3,435,762	$3,346,525	$3,363,887
San Francisco Bay Area	1,366,436	1,292,061	1,274,502	1,292,474	1,263,253
Southern California	1,266,517	1,220,881	1,159,234	1,112,498	1,031,041
Total Loans	$6,250,217	$6,114,354	$5,869,498	$5,751,497	$5,658,181

Boston Private Financial Holdings, Inc.
Selected Financial Data (Unaudited)

(In thousands)	March 31, 2017	December 31, 2016	September 30, 2016	June 30, 2016	March 31, 2016
CREDIT QUALITY (11):
Special Mention Loans:
New England	$21,596	$14,750	$25,248	$27,903	$38,927
San Francisco Bay Area	23,850	21,901	22,786	24,381	23,288
Southern California	4,350	884	6,278	15,044	24,710
Total Special Mention Loans	$49,796	$37,535	$54,312	$67,328	$86,925
Accruing Substandard Loans (12):
New England	$12,157	$10,972	$19,748	$17,447	$19,157
San Francisco Bay Area	15,824	15,890	19,157	19,750	20,235
Southern California	36,398	36,809	49,148	27,027	16,299
Total Accruing Substandard Loans	$64,379	$63,671	$88,053	$64,224	$55,691
Nonaccruing Loans:
New England	$14,407	$10,081	$11,020	$13,028	$17,988
San Francisco Bay Area	2,312	2,989	3,543	4,196	4,369
Southern California	4,226	4,245	1,928	1,964	1,999
Total Nonaccruing Loans	$20,945	$17,315	$16,491	$19,188	$24,356
Other Real Estate Owned:
New England	$—	$1,690	$1,800	$2,042	$98
San Francisco Bay Area	—	—	—	—	—
Southern California	—	—	—	—	—
Total Other Real Estate Owned	$—	$1,690	$1,800	$2,042	$98
Loans 30-89 Days Past Due and Accruing (13):
New England	$9,843	$10,311	$2,735	$5,213	$4,723
San Francisco Bay Area	10,111	591	1,018	70	986
Southern California	8,771	4,235	836	2,343	2,598
Total Loans 30-89 Days Past Due and Accruing	$28,725	$15,137	$4,589	$7,626	$8,307
Loans (Charged-off)/ Recovered, Net for the Three Months Ended:
New England	$79	$1,120	$1,704	$1,276	$(2,146)
San Francisco Bay Area	35	384	318	537	3,454
Southern California	21	33	32	48	(248)
Total Net Loans (Charged-off)/ Recovered	$135	$1,537	$2,054	$1,861	$1,060

Boston Private Financial Holdings, Inc.
Selected Financial Data
(Unaudited)

FOOTNOTES:

(1)	Net income from discontinued operations consists of contingent payments or expenses related to our divested affiliates, including Westfield Capital Management Company, LLC.

(2)
Adjustments to net income attributable to the Company to arrive at net income attributable to the common shareholders, as presented in these tables, include decrease/ (increase) in noncontrolling interests redemption value and dividends paid on preferred stock.

(3)
When the Company has positive net income from continuing operations attributable to the common shareholders, the Company adds additional shares to basic weighted average shares outstanding to arrive at diluted weighted average shares outstanding for the diluted earnings per share calculation. These additional shares reflect the assumed exercise, conversion, or contingent issuance of dilutive securities. If the additional shares would result in anti-dilution they would be excluded from the diluted earnings per share calculation. The potential dilutive shares relate to: unexercised stock options, unvested restricted stock, and unexercised stock warrants. See Part II. Item 8. “Financial Statements and Supplementary Data - Note 16: Earnings Per Share” in the Company's Annual Report on Form 10-K for the year ended December 31, 2016 for additional information.

(4)
The Company uses certain non-GAAP financial measures, such as: Tangible Book Value Per Share and the Tangible Common Equity (“TCE”) to Tangible Assets (“TA”) ratio to provide information for investors to effectively analyze financial trends of ongoing business activities, and to enhance comparability with peers across the financial sector.

Reconciliations from the Company's GAAP Total Equity to Total Assets ratio to the Non-GAAP TCE to TA ratio, and from GAAP Book Value to Non-GAAP Tangible Book Value are presented below:

The Company calculates Tangible Assets by adjusting Total Assets to exclude Goodwill and Intangible Assets.

The Company calculates Tangible Common Equity by adjusting Total Equity to exclude non-convertible Series D Preferred stock and exclude Goodwill and Intangible Assets, net.

(In thousands, except per share data)	March 31, 2017	December 31, 2016	September 30, 2016	June 30, 2016	March 31, 2016
Total Balance Sheet Assets	$8,215,120	$7,970,474	$7,681,550	$7,579,601	$7,413,663
LESS: Goodwill and Intangible Assets, net	(167,853)	(169,279)	(180,349)	(181,918)	(183,504)
Tangible Assets (non-GAAP)	$8,047,267	$7,801,195	$7,501,201	$7,397,683	$7,230,159
Total Shareholders' Equity	$781,901	$768,481	$781,488	$774,140	$762,145
LESS: Series D Preferred Stock (non-convertible)	(47,753)	(47,753)	(47,753)	(47,753)	(47,753)
LESS: Goodwill and Intangible Assets, net	(167,853)	(169,279)	(180,349)	(181,918)	(183,504)
Total adjusting items	(215,606)	(217,032)	(228,102)	(229,671)	(231,257)
Tangible Common Equity (non-GAAP)	$566,295	$551,449	$553,386	$544,469	$530,888
Total Equity/Total Assets	9.52%	9.64%	10.17%	10.21%	10.28%
Tangible Common Equity/Tangible Assets (non-GAAP)	7.04%	7.07%	7.38%	7.36%	7.34%

Total Risk Weighted Assets *	$5,806,853	$5,716,037	$5,534,711	$5,464,529	$5,412,514
Tier I Common Equity *	$578,941	$571,663	$554,368	$543,801	$536,925
Tier I Common Equity/ Risk Weighted Assets	9.97%	10.00%	10.02%	9.95%	9.92%

End of Period Shares Outstanding	84,134,104	83,731,769	83,194,714	83,380,426	83,023,755

Book Value Per Common Share	$8.73	$8.61	$8.82	$8.71	$8.60
Tangible Book Value Per Share (non-GAAP)	$6.73	$6.59	$6.65	$6.53	$6.39
*     Risk Weighted Assets and Tier I Common Equity for March 31, 2017 are presented based on estimated data.

Boston Private Financial Holdings, Inc.
Selected Financial Data
(Unaudited)

(5)
The Company uses certain non-GAAP financial measures, such as: Return on Average Common Equity and Return on Average Tangible Common Equity to provide information for investors to effectively analyze financial trends of ongoing business activities, and to enhance comparability with peers across the financial sector.

Reconciliations from the Company's GAAP Return on Average Equity ratio to the Non-GAAP Return on Average Common Equity ratio, and the Non-GAAP Return on Average Tangible Common Equity ratio are presented below:

The Company annualizes income data based on the number of days in the period presented and a 365 day year. The Company calculates Average Common Equity by adjusting Average Equity to exclude Average Preferred Equity. The Company calculates Average Tangible Common Equity by adjusting Average Equity to exclude Average Goodwill and Intangible Assets, net and Average Preferred Equity.

	Three Months Ended
(In thousands)	March 31, 2017	December 31, 2016	September 30, 2016	June 30, 2016	March 31, 2016
Total average shareholders' equity	$774,251	$777,466	$778,098	$765,063	$755,400
LESS: Average Series D preferred stock (non-convertible)	(47,753)	(47,753)	(47,753)	(47,753)	(47,753)
Average common equity (non-GAAP)	726,498	729,713	730,345	717,310	707,647
LESS: Average goodwill and intangible assets, net	(168,681)	(179,535)	(181,191)	(182,787)	(184,415)
Average Tangible Common Equity (non-GAAP)	$557,817	$550,178	$549,154	$534,523	$523,232

Net income attributable to the Company	$15,662	$17,552	$19,636	$16,398	$18,041
LESS: Dividends on Series D preferred stock	(869)	(869)	(868)	(869)	(869)
Common net income (non-GAAP)	14,793	16,683	18,768	15,529	17,172
ADD: Amortization of intangibles, net of tax (35%)	927	1,002	1,019	1,031	1,031
Tangible common net income (non-GAAP)	$15,720	$17,685	$19,787	$16,560	$18,203

Return on Average Equity - (Annualized)	8.20%	8.96%	10.01%	8.60%	9.69%
Return on Average Common Equity - (Annualized) (non-GAAP)	8.26%	9.07%	10.20%	8.68%	9.84%
Return on Average Tangible Common Equity - (Annualized) (non-GAAP)	11.43%	12.75%	14.30%	12.43%	14.11%

Boston Private Financial Holdings, Inc.
Selected Financial Data
(Unaudited)

(6)
The Company uses certain non-GAAP financial measures, such as: pre-tax, pre-provision earnings, total operating expenses excluding amortization of intangibles, goodwill impairment, and restructuring expense, and the efficiency ratio to provide information for investors to effectively analyze financial trends of ongoing business activities, and to enhance comparability with peers across the financial sector.

Reconciliations from the Company's GAAP income from continuing operations before income taxes to non-GAAP pre-tax, pre-provision earnings; from GAAP total operating expense to non-GAAP total operating expense excluding amortization of intangibles, goodwill impairment, and restructuring; and from GAAP efficiency ratio to Non-GAAP efficiency ratio (FTE basis), excluding amortization of intangibles, goodwill impairment, and restructuring, are presented below:

	Three Months Ended
(In thousands)	March 31, 2017	December 31, 2016	September 30, 2016	June 30, 2016	March 31, 2016
Income before income taxes (GAAP)	$21,549	$24,762	$28,351	$23,768	$24,325
ADD BACK: Provision/ (credit) for loan losses	(181)	(1,128)	(138)	(2,535)	(3,133)
Pre-tax, pre-provision earnings (non-GAAP)	$21,368	$23,634	$28,213	$21,233	$21,192

Total operating expense (GAAP)	$68,780	$71,843	$61,670	$64,731	$66,709
Less: Amortization of intangibles	1,426	1,542	1,568	1,586	1,586
Less: Goodwill impairment	—	9,528	—	—	—
Less: Restructuring	—	—	—	905	1,112
Total operating expense (excluding amortization of intangibles, goodwill impairment, and restructuring) (non-GAAP)	$67,354	$60,773	$60,102	$62,240	$64,011

Net interest income	$53,642	$51,519	$49,871	$49,169	$49,879
Total core fees and income	36,320	38,499	37,896	37,565	37,728
Total other income	186	5,459	2,116	(770)	294
FTE income	2,820	2,754	2,523	2,437	2,416
Total revenue (FTE basis)	$92,968	$98,231	$92,406	$88,401	$90,317
Efficiency Ratio (GAAP)	76.30%	75.25%	68.61%	75.30%	75.89%
Efficiency Ratio, FTE Basis excluding amortization of intangibles, goodwill impairment, and restructuring (non-GAAP)	72.45%	61.87%	65.04%	70.41%	70.87%

(7)
The Company uses certain non-GAAP financial measures, such as: net income attributable to the Company excluding notable items and diluted earnings per share excluding notable items to provide information for investors to effectively analyze financial trends of ongoing business activities, and to enhance comparability with peers across the financial sector.

Reconciliations from the Company's GAAP net income attributable to the Company to non-GAAP net income attributable to the Company excluding notable items and from GAAP diluted earnings per share to non-GAAP diluted earnings per share excluding notable items are presented below:

	Three Months Ended
(In thousands, except share and per share data)	March 31, 2017	December 31, 2016	September 30, 2016	June 30, 2016	March 31, 2016
Net income attributable to the Company (GAAP)	$15,662	$17,552	$19,636	$16,398	$18,041
LESS: Gain on sale of offices	—	2,862	—	—	—
ADD BACK: Impairment of goodwill	—	9,528	—	—	—
Tax effect at 35% statutory rate	—	(2,333)	—	—	—
Net income attributable to the Company excluding notable items (non-GAAP)	$15,662	$21,885	$19,636	$16,398	$18,041

Net Income Attributable to the Common Shareholders, treasury stock method (GAAP)	$14,496	$15,755	$18,630	$15,428	$17,752
LESS: Gain on sale of offices	—	2,862	—	—	—
ADD BACK: Impairment of goodwill	—	9,528	—	—	—
Tax effect at 35% statutory rate	—	(2,333)	—	—	—
Net Income Attributable to the Common Shareholders, treasury stock method, excluding notable items (non-GAAP)	$14,496	$20,088	$18,630	$15,428	$17,752

Weighted average diluted shares outstanding (3)	84,560,918	83,438,137	83,562,283	83,519,939	83,279,866

Diluted Total Earnings per Share (GAAP)	$0.17	$0.19	$0.22	$0.18	$0.21
Diluted Total Earnings per Share, excluding notable items (non-GAAP)	$0.17	$0.24	$0.22	$0.18	$0.21

(8)
The Company uses certain non-GAAP financial measures, such as: net interest income excluding interest recovered on previous nonaccrual loans and net interest margin excluding interest recovered on previous nonaccrual loans to provide information for investors to effectively analyze financial trends of ongoing business activities, and to enhance comparability with peers across the financial sector.

Reconciliations from the Company's GAAP net interest income to non-GAAP net interest income excluding interest recovered on previous nonaccrual loans; and from GAAP net interest margin to non-GAAP net interest margin excluding interest recovered on previous nonaccrual loans, are presented below:

	Three Months Ended
(In thousands)	March 31, 2017	December 31, 2016	September 30, 2016	June 30, 2016	March 31, 2016
Net interest income (GAAP basis)	$53,642	$51,519	$49,871	$49,169	$49,879
ADD: FTE income	2,820	2,754	2,523	2,437	2,416
Net interest income, FTE basis	56,462	54,273	52,394	51,606	52,295
LESS: Interest recovered on previously nonaccrual loans	299	365	343	565	1,089
Net interest income, FTE basis, excluding interest recovered on previously nonaccrual loans (non-GAAP)	56,163	53,908	52,051	51,041	51,206

Net Interest Margin (FTE basis)	2.94%	2.88%	2.88%	2.91%	2.96%
Net Interest Margin, FTE basis, excluding interest recovered on previously nonaccrual loans (non-GAAP)	2.92%	2.86%	2.86%	2.88%	2.90%

(9)	Interest income on Non-taxable Investments and Loans are presented on an FTE basis using the federal statutory rate of 35% for each period presented.

(10)	Average Loans includes Loans Held for Sale and Nonaccrual Loans. Average Deposits includes Deposits Held for Sale, if any.

(11)	The concentration of the Private Banking loan data and credit quality is primarily based on the location of the lender's regional offices.

(12)
Accruing substandard loans include loans that are classified as substandard but are still accruing interest income. Boston Private Bank & Trust Company may classify a loan as substandard where known information about possible credit problems of the related borrowers causes management to have doubts as to the ability of such borrowers to comply with the present repayment terms and which may result in disclosure of such loans as nonaccrual at some time in the future.

(13)
In addition to loans 30-89 days past due and accruing, at June 30, 2016, the Company had one loan totaling $0.1 million that was more than 90 days past due but still on accrual status. This loan originated in the San Francisco Bay Area region. At March 31, 2017, December 31, 2016, September 30, 2016, and March 31, 2016, the Company had no loans outstanding more than 90 days past due but still on accrual status.

(14)	Average Total Deposits is the sum of Average Total Interest-Bearing Deposits and Average Noninterest Bearing Demand Deposits.